Exhibit 99.1

ANNEX A

The Trust Student Loan Pool as of April 30, 2017

The trust student loans owned by the trust were originally selected from a portfolio of consolidation student loans owned by Student Loan Marketing Association by employing several criteria, including requirements that each trust student loan as of the original cutoff date:

•	was guaranteed as to principal and interest by a guaranty agency under a guarantee agreement and the guaranty agency was, in turn, reinsured by the Department of Education in accordance with the FFELP;

•	contained terms in accordance with those required by the FFELP, the guarantee agreements and other applicable requirements;

•	was more than 120 days past the final disbursement;

•	was not more than 210 days past due;

•	did not have a borrower who was noted in the related records of the servicer as being currently involved in a bankruptcy proceeding; and

•	had special allowance payments, if any, based on the three-month commercial paper rate or the 91-day Treasury bill rate.

No trust student loan as of the original cutoff date was subject to the depositor’s or the Student Loan Marketing Association’s prior obligation to sell that loan to a third party. The Student Loan Marketing Association was dissolved on December 31, 2004 and all of its obligations were assumed by its affiliate, SLM Education Credit Finance Corporation.

Unless otherwise specified, all information with respect to the trust student loans is presented as of April 30, 2017, which is the statistical disclosure date.

The following tables provide a description of specified characteristics of the trust student loans as of the statistical disclosure date. The aggregate outstanding principal balance of the loans in each of the following tables includes the principal balance due from borrowers, plus accrued interest of $2,268,935 to be capitalized as of the statistical disclosure date. Percentages and dollar amounts in any table may not total 100% or whole dollars due to rounding. The following tables also contain information concerning the total number of loans and total number of borrowers in the portfolio of trust student loans. For ease of administration, the servicer separates a consolidation loan on its system into two separate loan segments representing subsidized and unsubsidized segments of the same loan. The following tables reflect those loan segments within the number of loans. In addition, 3 borrowers have more than one trust student loan.

The distribution by weighted average interest rate applicable to the trust student loans on any date following the statistical disclosure date may vary significantly from that in the following tables as a result of variations in the effective rates of interest applicable to the trust student loans and in rates of principal reduction. Moreover, the information below about the weighted average remaining term to maturity of the trust student loans as of the statistical disclosure date may vary significantly from the actual term to maturity of any of the trust student loans as a result of prepayments or the granting of deferment and forbearance periods.

The following tables also contain information concerning the total number of loans and the total number of borrowers in the portfolio of trust student loans.

Percentages and dollar amounts in any table may not total 100% of the trust student loan balance, as applicable, due to rounding.

COMPOSITION OF THE TRUST STUDENT LOANS AS OF

THE STATISTICAL DISCLOSURE DATE

Aggregate Outstanding Principal Balance	$635,963,652
Aggregate Outstanding Principal Balance – Treasury Bill	$86,155,778
Percentage of Aggregate Outstanding Principal Balance – Treasury Bill	13.55%
Aggregate Outstanding Principal Balance – One-Month LIBOR	$549,807,874
Percentage of Aggregate Outstanding Principal Balance – One-Month LIBOR	86.45%
Number of Borrowers	20,394
Average Outstanding Principal Balance Per Borrower	$31,184
Number of Loans	35,358
Average Outstanding Principal Balance Per Loan – Treasury Bill	$29,607
Average Outstanding Principal Balance Per Loan – One-Month LIBOR	$16,944
Weighted Average Remaining Term to Scheduled Maturity	177 months
Weighted Average Annual Interest Rate	6.15%

We determined the weighted average remaining term to maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future. See Appendix A to the preliminary remarketing memorandum.

The weighted average annual borrower interest rate shown in the table is exclusive of special allowance payments. The weighted average spread for special allowance payments to the 91-day Treasury bill rate was 3.10% as of the statistical disclosure date.

The weighted average spread for special allowance payments to the one-month LIBOR rate was 2.64% as of the statistical disclosure date. See “Special Allowance Payments” in Appendix A to the preliminary remarketing memorandum.

For these purposes, the 91-day Treasury bill rate is the weighted average per annum discount rate, expressed on a bond equivalent basis and applied on a daily basis, for direct obligations of the United States with a maturity of thirteen weeks, as reported by the U.S. Department of the Treasury.

DISTRIBUTION OF THE TRUST STUDENT LOANS

BY BORROWER INTEREST RATES AS OF THE STATISTICAL

DISCLOSURE DATE

Interest Rates	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than or equal to 3.00%	0	$0	0.0%
3.01% to 3.50%	616	7,383,417	1.2
3.51% to 4.00%	1,256	23,372,335	3.7
4.01% to 4.50%	6,546	80,345,877	12.6
4.51% to 5.00%	9,948	144,944,157	22.8
5.01% to 5.50%	1,759	31,664,603	5.0
5.51% to 6.00%	1,564	28,215,719	4.4
6.01% to 6.50%	2,649	48,095,357	7.6
6.51% to 7.00%	4,288	83,277,485	13.1
7.01% to 7.50%	1,060	23,195,812	3.6
7.51% to 8.00%	2,172	57,076,194	9.0
8.01% to 8.50%	2,549	71,835,727	11.3
Equal to or greater than 8.51%	951	36,556,968	5.7

Total	35,358	$635,963,652	100.0%

We determined the interest rates shown in the table above using the interest rates applicable to the trust student loans as of the statistical disclosure date. Because trust student loans with different interest rates are likely to be repaid at different rates, this information is not likely to remain applicable to the trust student loans after the statistical disclosure date. See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – Sallie Mae’s Student Loan Financing Business” in the original prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY

OUTSTANDING PRINCIPAL BALANCE PER BORROWER

AS OF THE STATISTICAL DISCLOSURE DATE

Range of Outstanding Principal Balance	Number of Borrowers	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Less than $5,000.00	2,748	$6,386,347	1.0%
$5,000.00-$9,999.99	3,615	27,191,696	4.3
$10,000.00-$14,999.99	2,435	29,818,231	4.7
$15,000.00-$19,999.99	1,813	31,578,080	5.0
$20,000.00-$24,999.99	1,620	36,337,280	5.7
$25,000.00-$29,999.99	1,296	35,479,492	5.6
$30,000.00-$34,999.99	1,025	33,157,992	5.2
$35,000.00-$39,999.99	838	31,397,127	4.9
$40,000.00-$44,999.99	728	30,935,687	4.9
$45,000.00-$49,999.99	575	27,275,057	4.3
$50,000.00-$54,999.99	485	25,423,332	4.0
$55,000.00-$59,999.99	456	26,163,614	4.1
$60,000.00-$64,999.99	309	19,281,504	3.0
$65,000.00-$69,999.99	287	19,371,266	3.0
$70,000.00-$74,999.99	240	17,366,992	2.7
$75,000.00-$79,999.99	236	18,289,393	2.9
$80,000.00-$84,999.99	214	17,647,967	2.8
$85,000.00-$89,999.99	150	13,139,769	2.1
$90,000.00-$94,999.99	137	12,662,617	2.0
$95,000.00-$99,999.99	140	13,633,850	2.1
$100,000.00 and above	1,047	163,426,358	25.7

Total	20,394	$635,963,652	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS

BY DELINQUENCY STATUS AS OF THE

STATISTICAL DISCLOSURE DATE

Number of Days Delinquent	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0-30 days	33,896	$592,734,156	93.2%
31-60 days	497	12,745,740	2.0
61-90 days	278	9,267,383	1.5
91-120 days	142	3,733,289	0.6
121-150 days	120	3,530,217	0.6
151-180 days	90	4,060,485	0.6
181-210 days	76	2,009,633	0.3
Greater than 210 days	259	7,882,750	1.2

Total	35,358	$635,963,652	100.0%

DISTRIBUTION OF THE TRUST STUDENT LOANS

BY REMAINING TERM TO SCHEDULED MATURITY

AS OF THE STATISTICAL DISCLOSURE DATE

Number of Months Remaining to Scheduled Maturity	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
0 to 3	104	$41,822	*
4 to12	927	606,879	0.1%
13 to 24	923	1,647,859	0.3
25 to 36	1,149	3,614,581	0.6
37 to 48	1,046	5,280,913	0.8
49 to 60	1,603	9,117,187	1.4
61 to 72	5,102	27,298,839	4.3
73 to 84	1,847	14,400,148	2.3
85 to 96	1,471	15,154,397	2.4
97 to 108	1,251	15,071,007	2.4
109 to 120	1,512	21,239,283	3.3
121 to 132	4,534	72,227,361	11.4
133 to 144	2,084	47,397,993	7.5
145 to 156	1,461	35,705,512	5.6
157 to 168	1,185	32,661,744	5.1
169 to 180	1,174	32,014,302	5.0
181 to 192	3,020	77,287,118	12.2
193 to 204	1,050	33,343,968	5.2
205 to 216	822	28,797,677	4.5
217 to 228	617	23,578,054	3.7
229 to 240	549	22,620,006	3.6
241 to 252	558	26,390,654	4.1
253 to 264	322	16,230,611	2.6
265 to 276	256	14,152,893	2.2
277 to 288	149	8,938,150	1.4
289 to 300	198	11,986,442	1.9
301 to 312	157	13,581,519	2.1
313 to 324	65	5,338,463	0.8
325 to 336	44	3,781,544	0.6
337 to 348	42	3,925,024	0.6
349 to 360	80	7,742,765	1.2
361 and above	56	4,788,936	0.8

Total	35,358	$635,963,652	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

We have determined the number of months remaining to scheduled maturity shown in the table from the statistical disclosure date to the stated maturity date of the applicable trust student loan without giving effect to any deferment or forbearance periods that may be granted in the future. See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – Sallie Mae’s Student Loan Financing Business” in the original prospectus.

DISTRIBUTION OF THE TRUST STUDENT LOANS

BY CURRENT BORROWER PAYMENT STATUS

AS OF THE STATISTICAL DISCLOSURE DATE

Current Borrower Payment Status	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Deferment	1,189	$26,234,656	4.1%
Forbearance	1,813	56,563,580	8.9
Repayment
First year in repayment	361	18,763,813	3.0
Second year in repayment	338	15,528,923	2.4
Third year in repayment	435	18,973,598	3.0
More than 3 years in repayment	31,222	499,899,082	78.6

Total	35,358	$635,963,652	100.0%

Current borrower payment status refers to the status of the borrower of each trust student loan as of the statistical disclosure date. The borrower:

•	may have temporarily ceased repaying the loan through a deferment or a forbearance period; or

•	may be currently required to repay the loan – repayment.

See Appendix A to the preliminary remarketing memorandum and “The Student Loan Pools – Sallie Mae’s Student Loan Financing Business” in the original prospectus.

The weighted average number of months in repayment for all trust student loans currently in repayment is approximately 121.6 calculated as the term to maturity at the commencement of repayment less the number of months remaining to scheduled maturity as of the statistical disclosure date.

SCHEDULED WEIGHTED AVERAGE REMAINING MONTHS IN

STATUS OF THE TRUST STUDENT LOANS BY

CURRENT BORROWER PAYMENT STATUS AS OF THE

STATISTICAL DISCLOSURE DATE

	Scheduled Months in Status Remaining
Current Borrower Payment Status	Deferment	Forbearance	Repayment
Deferment	19.7	—	209.8
Forbearance	—	4.6	207.0
Repayment	—	—	170.4

We have determined the scheduled weighted average remaining months in status shown in the previous table without giving effect to any deferment or forbearance periods that may be granted in the future. Of the $26,234,656 aggregate outstanding principal balance of the trust student loans in deferment as of the statistical disclosure date, $18,933,753 or approximately 72.2% of such loans are to borrowers who had not graduated as of that date. We expect that a significant portion of these loans could qualify for additional deferments or forbearances at the end of their current deferment periods as the related borrowers continue their education beyond their current degree programs. As a result, the overall duration of any applicable deferment and forbearance periods as well as the likelihood of future deferment and forbearance periods within this pool of trust student loans is likely to be higher than in other pools of student loans without similar numbers of in-school consolidation loans. See Appendix A to the original prospectus.

GEOGRAPHIC DISTRIBUTION OF THE TRUST STUDENT LOANS

AS OF THE STATISTICAL DISCLOSURE DATE

State	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Alabama	247	$4,740,058	0.7%
Alaska	44	555,757	0.1
Arizona	722	14,690,897	2.3
Arkansas	191	3,398,346	0.5
California	3,981	75,992,350	11.9
Colorado	589	8,708,061	1.4
Connecticut	559	8,602,016	1.4
Delaware	88	1,601,288	0.3
District of Columbia	132	3,207,447	0.5
Florida	2,024	45,218,033	7.1
Georgia	1,272	29,245,364	4.6
Hawaii	81	1,289,022	0.2
Idaho	110	1,996,290	0.3
Illinois	1,643	25,500,325	4.0
Indiana	496	6,752,422	1.1
Iowa	223	3,913,747	0.6
Kansas	600	9,699,102	1.5
Kentucky	225	4,530,280	0.7
Louisiana	965	17,776,485	2.8
Maine	118	2,233,115	0.4
Maryland	1,010	21,011,409	3.3
Massachusetts	1,180	16,361,716	2.6
Michigan	873	17,482,430	2.7
Minnesota	654	10,121,152	1.6
Mississippi	316	6,184,227	1.0
Missouri	781	13,743,724	2.2
Montana	56	1,106,994	0.2
Nebraska	67	1,313,385	0.2
Nevada	254	5,238,574	0.8
New Hampshire	141	2,219,177	0.3
New Jersey	938	16,954,318	2.7
New Mexico	143	2,825,235	0.4
New York	2,585	43,583,209	6.9
North Carolina	899	15,119,841	2.4
North Dakota	16	213,240		*
Ohio	173	3,256,393	0.5
Oklahoma	884	15,776,635	2.5
Oregon	698	12,001,237	1.9
Pennsylvania	1,168	21,015,454	3.3
Rhode Island	102	1,949,858	0.3
South Carolina	416	8,569,158	1.3
South Dakota	32	373,046	0.1
Tennessee	600	11,722,404	1.8
Texas	3,578	60,498,053	9.5
Utah	121	2,059,971	0.3
Vermont	57	816,206	0.1
Virginia	1,140	19,137,830	3.0
Washington	1,196	18,701,482	2.9
West Virginia	139	2,147,649	0.3
Wisconsin	460	8,496,054	1.3
Wyoming	39	312,564		*
Other	332	6,000,624	0.9

Total	35,358	$635,963,652	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.

We have based the geographic distribution shown in the table on the billing addresses of the borrowers of the trust student loans shown on the servicer’s records as of the statistical disclosure date.

Each of the trust student loans provides or will provide for the amortization of its outstanding principal balance over a series of regular payments. Except as described below, each regular payment consists of an installment of interest which is calculated on the basis of the outstanding principal balance of the trust student loan. The amount received is applied first to interest accrued to the date of payment and the balance of the payment, if any, is applied to reduce the unpaid principal balance. Accordingly, if a borrower pays a regular installment before its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be less than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly greater. Conversely, if a borrower pays a monthly installment after its scheduled due date, the portion of the payment allocable to interest for the period since the preceding payment was made will be greater than it would have been had the payment been made as scheduled, and the portion of the payment applied to reduce the unpaid principal balance will be correspondingly less.

In either case, subject to any applicable deferment periods or forbearance periods, and except as provided below, the borrower pays a regular installment until the final scheduled payment date, at which time the amount of the final installment is increased or decreased as necessary to repay the then outstanding principal balance of that trust student loan.

The servicer makes available to borrowers of student loans it holds (including the trust student loans) payment terms that may result in the lengthening of the remaining term of the student loans. For example, not all of the loans sold to the trust provide for level payments throughout the repayment term of the loans. Some student loans provide for interest only payments to be made for a designated portion of the term of the loans, with amortization of the principal of the loans occurring only when payments increase in the latter stage of the term of the loans. Other loans provide for a graduated phase in of the amortization of principal with a greater portion of principal amortization being required in the latter stages than would be the case if amortization were on a level payment basis. The servicer also offers an income-sensitive repayment plan, under which repayments are based on the borrower’s income. Under that plan, ultimate repayment may be delayed up to five years. Borrowers under trust student loans will continue to be eligible for the graduated payment and income-sensitive repayment plans. These programs are applicable to the trust student loans and may be offered by the servicer to related borrowers at its discretion.

The following table provides certain information about trust student loans subject to the repayment terms described in the preceding paragraphs.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY REPAYMENT

TERMS AS OF THE STATISTICAL DISCLOSURE DATE

Loan Repayment Terms	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Level Repayment	18,642	$262,555,873	41.3%
Other Repayment Options(1)	14,038	269,576,853	42.4
Income-driven Repayment(2)	2,678	103,830,925	16.3

Total	35,358	$635,963,652	100.0%

(1)	Includes, among others, graduated repayment and interest-only period loans.
(2)	Includes income sensitive and income based repayment.

With respect to interest-only loans, as of the statistical disclosure date, there are 493 loans with an aggregate outstanding principal balance of $21,075,945 currently in an interest-only period. These interest-only loans represent approximately 3.3% of the aggregate outstanding principal balance of the trust student loans. Interest-only periods range up to 48 months in overall length.

The servicer may in the future offer repayment terms similar to those described above to borrowers of trust student loans who are not entitled to these repayment terms as of the statistical disclosure date. If repayment terms are offered to and accepted by those borrowers, the weighted average life of the securities could be lengthened.

DISTRIBUTION OF THE TRUST STUDENT LOANS BY LOAN

TYPE AS OF THE STATISTICAL DISCLOSURE DATE

Loan Type	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
Subsidized	17,494	$276,199,974	43.4%
Unsubsidized	17,864	359,763,678	56.6

Total	35,358	$635,963,652	100.0%

The following table provides information about the trust student loans regarding date of disbursement.

DISTRIBUTION OF THE TRUST STUDENT LOANS

BY DATE OF DISBURSEMENT AS OF

THE STATISTICAL DISCLOSURE DATE

Disbursement Date	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
September 30, 1993 and earlier	90	$2,513,618	0.4%
October 1, 1993 through June 30, 2006	35,268	633,450,034	99.6
July 1, 2006 and later	0	0	0.0

Total	35,358	$635,963,652	100.0%

Guaranty Agencies for the Trust Student Loans. The eligible lender trustee has entered into a separate guarantee agreement with each of the guaranty agencies listed below, under which each of the guarantors has agreed to serve as guarantor for specified trust student loans.

The following table provides information with respect to the portion of the trust student loans guaranteed by each guarantor.

DISTRIBUTION OF THE TRUST STUDENT LOANS

BY GUARANTY AGENCY AS OF

THE STATISTICAL DISCLOSURE DATE

Name of Guaranty Agency	Number of Loans	Aggregate Outstanding Principal Balance	Percent of Pool by Outstanding Principal Balance
American Student Assistance	1,907	$24,056,980	3.8%
College Assist	20	340,354	0.1
Educational Credit Management Corporation	1,182	21,849,663	3.4
Great Lakes Higher Education Corporation	587	12,892,609	2.0
Illinois Student Assistance Comm	1,550	21,759,900	3.4
Kentucky Higher Educ. Asst. Auth.	132	2,649,741	0.4
Lousiana Office Of Student Financial Asst	396	5,293,064	0.8
Michigan Guaranty Agency	630	10,427,047	1.6
Montana Guaranteed Student Ln Prog	5	70,846	*
New Jersey Higher Ed Student Assistance Authority	805	10,660,741	1.7
New York State Higher Ed Services Corp	3,489	54,746,113	8.6
Northwest Education Loan Association	3,556	53,062,431	8.3
Oklahoma Guaranteed Stud Loan Prog	911	14,204,916	2.2
Pennsylvania Higher Education Assistance Agency	2,887	49,781,523	7.8
Texas Guaranteed Student Loan Corp	3,133	53,263,400	8.4
United Student Aid Funds, Inc.	14,168	300,904,324	47.3

Total	35,358	$635,963,652	100.0%

*	Represents a percentage greater than 0% but less than 0.05%.